LEASES - Maturity analysis of the annual undiscounted cash flows (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Maturity analysis of the annual undiscounted cash flows
2023	$ 6,229
2024	4,719
2025	3,416
2026	2,206
2027	843
2028 and thereafter	3,770
Less: imputed interest	(3,437)
Total operating lease liabilities	17,746
Less: current operating lease liabilities	5,372	$ 5,619
Non-current operating lease liabilities	$ 12,374	$ 18,707